Supplement to the John Hancock Growth Funds Prospectus
                               dated June 1, 1999





On page 8, the "Portfolio Managers" section for the John Hancock Mid Cap Growth Fund has been changed as follows:


         PORTFOLIO MANAGER

         Barbara C. Friedman, CFA
         ------------------------

         Senior vice  president of adviser
         Joined team in 1998
         Joined adviser in
         1998 Began career in 1973


June 7, 1999